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                                                                     EXHIBIT 1.1

                              _______________SHARES

                       UNIVERSAL TRUCKLOAD SERVICES, INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                                   [INSERT DATE]

STEPHENS INC.
  As Representative of the Several Underwriters, named in Schedule I attached hereto (the "REPRESENTATIVE")
c/o Stephens Inc.
111 Center Street
Little Rock, Arkansas 72201

Dear Sirs:

      1. Introductory. Universal Truckload Services, Inc., a Michigan corporation ("COMPANY"), proposes to issue and sell to the Underwriters (as defined below) _______ shares ("FIRM SECURITIES") of its Common Stock, no stated par value ("SECURITIES"). The Company also proposes to issue and sell to the Underwriters, at the option of the Underwriters, not more than ________ additional shares ("OPTIONAL SECURITIES") of its Securities, as set forth below. The Firm Securities and the Optional Securities are herein collectively called the "OFFERED SECURITIES." The Company hereby agrees with the several Underwriters named in Schedule I hereto ("UNDERWRITERS") as follows:

      2. Representations and Warranties of the Company and Parent.

         (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

            (i) A registration statement (No. 333-120510) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("COMMISSION") and either (A) has been declared effective under the Securities Act of 1933 ("ACT") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement ("INITIAL REGISTRATION STATEMENT") has been declared effective, either (1) an additional registration statement ("ADDITIONAL REGISTRATION STATEMENT") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("RULE 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (2) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and, if so filed, will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been

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      declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("RULE 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "EFFECTIVE TIME" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (1) if the Company has advised the Representative that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (2) if the Company has advised the Representative that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representative that it proposes to file one, "EFFECTIVE TIME" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "EFFECTIVE DATE" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("RULE 430A(b)") under the Act, is hereinafter referred to as the "INITIAL REGISTRATION STATEMENT". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "ADDITIONAL REGISTRATION STATEMENT". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "REGISTRATION STATEMENTS" and individually as a "REGISTRATION STATEMENT." The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("RULE 424(b)") under the Act or (if no such filing is required), as included in a Registration Statement, is hereinafter referred to as the "PROSPECTUS." No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

            (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("RULES AND REGULATIONS") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, and no Additional Registration Statement has been or will be filed. The

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      two preceding sentences do not apply to statements in or omissions from a
      Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

            (iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Michigan, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a materially adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole ("MATERIALLY ADVERSE EFFECT").

            (iv) The subsidiaries listed in Exhibit 21 to the Initial Registration Statement are the only subsidiaries of the Company within the meaning of Rule 405 of the Act. Except for such subsidiaries and as otherwise disclosed in each Registration Statement and the Prospectus, the Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity.

            (v) Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in each Registration Statement and the Prospectus; each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Materially Adverse Effect; and all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable and, except as disclosed in each Registration Statement and the Prospectus, is owned by the Company, directly or indirectly, free from any liens, encumbrances or defects, and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in any of the subsidiaries of the Company are outstanding.

            (vi) The authorized, issued and outstanding capital stock of the Company is as set forth in each Registration Statement and the Prospectus in the column headed "Actual" under the caption "Capitalization" and, after giving effect to the offering and the other transactions contemplated by this Agreement, the Registration Statements and the Prospectus, will be as set forth in the column headed "Pro Forma As Adjusted" under the caption "Capitalization." Except as set forth in each Registration Statement and the Prospectus, there are no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock of the Company. The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and when the Offered Securities are delivered and paid for in accordance with this Agreement on each Closing Date (as defined below), such Offered Securities will be, validly issued, fully paid and nonassessable and conform to the description thereof contained in each Registration Statement and the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities.

            (vii) Except as disclosed in each Registration Statement and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the offering contemplated by this Agreement.

            (viii) Except as disclosed in each Registration Statement and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned

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      or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed or to be filed by the Company under the Act.

            (ix) The Securities, including the Offered Securities upon their sale pursuant to this Agreement, have been approved for quotation on The Nasdaq Stock Market's National Market, subject to official notice of issuance.

            (x) This Agreement has been duly authorized, executed and delivered by the Company.

            (xi) Each of the Tax Separation Agreement, dated December 31, 2004 (the "TAX SEPARATION AGREEMENT"), between the Company and CenTra, Inc., a Delaware corporation ("PARENT"), and the Transitional Services Agreement, dated December 31, 2004 (the "TRANSITIONAL SERVICES AGREEMENT" and, together with the Tax Separation Agreement, the "SPIN-OFF AGREEMENTS"), between the Company and Parent has been duly authorized, executed and delivered by the Company. Each of the Spin-Off Agreements conforms in all material respects to the description thereof contained in each Registration Statement and the Prospectus.

            (xii) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement or the Spin-Off Agreements, except such as have been obtained and made under the Act and the Securities Exchange Act of 1934, as amended ("EXCHANGE ACT"), and such as may be required under state or foreign securities laws or the by-laws or rules and regulations of the National Association of Securities Dealers, Inc. ("NASD").

            (xiii) Assuming the accuracy of the representations and warranties of the other parties hereto, the execution, delivery and performance of this Agreement and each of the Spin-Off Agreements and the consummation of the transactions herein and therein contemplated will not (A) result in a breach or violation of any of the terms and provisions of, or constitute a default under, (1) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, (2) any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or (3) the charter or by-laws of the Company or any such subsidiary, or (B) result in the creation of any lien, charge, claim or encumbrance upon any property or asset of the Company or any of its subsidiaries, except, with respect to clauses (A)(2) and (B) above, where such breach, violation or default or such lien, charge, claim or encumbrance would not, individually or in the aggregate, have a Materially Adverse Effect. The Company has full corporate power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

            (xiv) There are no contracts or other documents (including, without limitation, any voting agreement), which are required to be described in a Registration Statement or the Prospectus or filed as exhibits to a Registration Statement by the Act, the Exchange Act or the Rules and Regulations and which have not been so described or filed. Each contract, agreement or other instrument filed as an exhibit to a Registration Statement to which it is a party has been duly authorized, executed and delivered by the Company and any applicable subsidiaries, and the Company is not aware of any breach or default under any such contract or document that would call into question the validity or enforceability thereof.

            (xv) Except as disclosed in each Registration Statement and the Prospectus, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them that are material to the Company and its subsidiaries taken as a whole, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in each Registration Statement and the Prospectus, the Company and its subsidiaries hold any leased real or personal property that is material to the Company and its subsidiaries taken as a whole under valid and enforceable leases with no exceptions that would materially

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      interfere with the use made or to be made thereof by them.

            (xvi) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies ("PERMITS") necessary to conduct the business now operated by them and have not received any notice of, and are not aware of any basis for, any proceeding relating to the revocation or modification of any such Permit that, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a Materially Adverse Effect.

            (xvii) No labor disputes with, or activities or proceedings of any labor union to organize any, employees of the Company or any of its subsidiaries exist or, to the knowledge of the Company are threatened that, individually or in the aggregate, would have a Materially Adverse Effect. To the knowledge of the Company, during the past three years there has not been, and there is not currently, any effort by any third-party to categorize any independent contractors of the Company or any of its subsidiaries as employees for any purpose.

            (xviii) The Company and its subsidiaries own, otherwise possess or can acquire on reasonable terms adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a Materially Adverse Effect.

            (xix) Except as disclosed in each Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would, individually or in the aggregate, have a Materially Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

            (xx) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), except where the failure to be in compliance would not have a Materially Adverse Effect. No (i) "PROHIBITED TRANSACTION" (as defined in Section 406 of ERISA or section 4975 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "CODE")), (ii) "ACCUMULATED FUNDING DEFICIENCY" (as defined in Section 302 of ERISA) or (iii) event set forth in Section 4043(b) of ERISA (other than an event with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan that Parent, the Company or any of their subsidiaries sponsors or has in the past sponsored which, individually or in the aggregate, would have a Materially Adverse Effect. Except as disclosed in each Registration Statement and the Prospectus, (i) no "REPORTABLE EVENT" (as defined in ERISA) has occurred with respect to any "PENSION PLAN" (as defined in ERISA) that Parent, the Company or any of their subsidiaries sponsors or has in the past sponsored for which the Company or any of its subsidiaries would have any liability or other consequence that would have a Materially Adverse Effect and (ii) the Company and its subsidiaries have not incurred and do not expect to incur liability which would have a Materially Adverse Effect under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any "PENSION PLAN" or (B) sections 412 or 4971 of the Code. Each "PENSION PLAN" (as defined in ERISA) that Parent, the Company or any of their subsidiaries sponsors or has in the past sponsored and in which employees of the Company or any of its subsidiaries participate or have participated for which the Company or any of its subsidiaries would have any liability that would have a Materially Adverse Effect that is intended to be qualified under section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such

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      qualification. Neither the Company nor any of its subsidiaries currently sponsor a "PENSION PLAN" (as defined in ERISA) that is subject to either Title IV of ERISA or section 412 of the Code.

            (xxi) (A) All required material federal, state and local Tax Returns of, or consolidated Tax Returns of Parent which include, the Company or any of its subsidiaries have been timely filed by Parent, the Company, or the appropriate subsidiary of the Company; (B) all such Tax Returns were correct and complete in all material respects; (C) all material Taxes owed by or on behalf of the Company or any of its subsidiaries (whether or not shown on any Tax Return) have been timely paid; (D) there are no pending, or to the knowledge of the Company or any of its subsidiaries, threatened, actions or proceedings for the assessment or collection of any material Taxes against the Company or any of its subsidiaries, and none of the Company, any subsidiary of the Company, or any employee of the foregoing responsible for Tax matters expects any authority to assess any additional material Taxes for any period for which Tax Returns have been filed; (E) none of Parent, the Company, or any subsidiary of the Company has failed to pay any Taxes which could result in (1) any material encumbrance on the assets of the Company or any of its subsidiaries, or (2) a Materially Adverse Effect; (F) none of Parent, the Company, or any subsidiary of the Company is currently the beneficiary of any extension of time within which to file any Tax Return of, or consolidated Tax Return of Parent which includes, the Company or any of its subsidiaries; (G) no claim has ever been made by an authority in a jurisdiction where Parent, the Company, or any subsidiary of the Company does not file Tax Returns that the Company or any such subsidiary is or may be subject to taxation by that jurisdiction, except where being subject to taxation in such jurisdiction or jurisdictions would not, individually or in the aggregate, result in material, additional Tax liabilities; (H) the Company and each of its subsidiaries has withheld and paid (or Parent has withheld and paid on their behalf) all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party, except where the failure to withhold or pay such Taxes would not, individually or in the aggregate, result in material, additional Tax liabilities; (I) all owner-operators and agents utilized in the business of the Company and its subsidiaries qualify as independent contractors under the guidance set forth in Internal Revenue Service ("IRS") Publication 15-A, Employer's Supplemental Tax Guide (Supplement to Circular E, Employer's Tax Guide (Publication 15)), except where the failure to be so qualified would not, individually or in the aggregate, result in additional, material Tax liabilities; and (J) none of Parent, the Company, or any subsidiary of the Company has waived any statute of limitations in respect of Taxes of the Company or any of its subsidiaries or agreed to any extension of time with respect to a Tax assessment or deficiency related to the Company or any of its subsidiaries, except for waivers relating to Parent's consolidated Taxes for the years 1998, 1999, 2000 and 2001. For the purposes of the foregoing, (x) "TAX" or "TAXES" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code section 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not, and including any obligation to indemnify or otherwise assume or succeed to the Tax liability of another person, and (y) "TAX RETURN" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

            (xxii) To the knowledge of the Company, the distribution of all outstanding shares of the capital stock of the Company by Parent to Matthew T. Moroun and a trust controlled by Manuel J. Moroun on December 31, 2004 (the "SPIN-OFF TRANSACTION"), should qualify as a tax-free distribution under section 355 of the Code and the Spin-Off Transaction should not result in the imposition of any additional tax obligations on the Company, any of its subsidiaries, or the holders of the Offered Securities.

            (xxiii) Except as disclosed in each Registration Statement and the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any such subsidiary, would, individually or in the aggregate, have a Materially Adverse Effect, or that would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are, to the knowledge of the Company, threatened or contemplated.

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            (xxiv) The Company and its subsidiaries maintain insurance in such amounts and covering such risks as the Company reasonably considers adequate for the conduct of the business of the Company and its subsidiaries and the value of their respective properties, all of which insurance is in full force and effect, except where the failure to maintain such insurance would not, individually or in the aggregate, have a Materially Adverse Effect. Except as disclosed in each Registration Statement and the Prospectus, there are no material claims against the Company or any of its subsidiaries that are not covered by adequate insurance or reserves therefor, nor to the knowledge of the Company, is there a basis for such a claim. There are no material claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause. The Company reasonably believes that it and its subsidiaries will be able to renew such existing insurance as and when such coverage expires or will be able to obtain replacement insurance adequate for the conduct of the business of the Company and its subsidiaries and the value of their respective properties at a cost that would not have a Materially Adverse Effect.

            (xxv) KPMG LLP, which has audited the financial statements of the Company and its subsidiaries as of and for the year ended December 31, 2003 that are included in the Registration Statements, is an independent registered public accounting firm as required by the Act and the Rules and Regulations. Deloitte & Touche, which has audited the financial statements of the Company and its subsidiaries as of December 31, 2002 and for the years ended December 31, 2001 and 2002 that are included in the Registration Statements, is an independent registered public accounting firm as required by the Act and the Rules and Regulations. Schneider Downs Co., Inc., which has audited the financial statements of AFA Enterprises, Inc. and its subsidiaries as of and for the year ended December 31, 2003 and as of and for the interim period ended August 7, 2004 that are included in the Registration Statements, is an independent registered public accounting firm as required by the Act and the Rules and Regulations. McGladrey & Pullen, LLP, which has audited the financial statements of Nunn Yoest Principals & Associates, Inc. as of and for the year ended December 31, 2003 and as of and for the interim period ended September 30, 2004 that are included in the Registration Statements, is an independent registered public accounting firm as required by the Act and the Rules and Regulations.

            (xxvi) The financial statements (including any financial statement schedules thereto) included in each Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries and AFA Enterprises, Inc. and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States ("GAAP") applied on a consistent basis; and the assumptions used in preparing the pro forma financial statements included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

            (xxvii) The Company and its subsidiaries maintain a system of internal accounting and other controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's general or specific authorization, and (D) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (xxviii) The Company has established and maintains "disclosure controls and procedures" and "internal control over financial reporting" (as such terms are defined in Rules 13a-15 and 15d-15 under the Exchange
      Act); such disclosure controls and procedures (A) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's principal executive officer and principal financial officer by others within those entities, particularly during the periods in which periodic reports required under the Exchange Act are being prepared and (B) are effective to perform the functions for which they were established. The Company currently has a process underway to develop internal controls and procedures, and documentation and testing thereof, and has discussed its process with its independent registered public accounting firm, particularly as it relates to the attestation report on management's evaluation of internal control over financial reporting that must be issued by the independent registered public accounting firm in connection with the Company's Annual Report on Form 10-K for the year ending December 31, 2005, and the Company has no reason to believe that the independent registered public accounting firm will be unable or unwilling to issue an unqualified attestation report.

            (xxix) There are no material off-balance sheet arrangements (as defined in Regulation S-K Item 303(a)(4)(ii)) that may have a material current or future effect on the Company's financial condition, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources.

            (xxx) Except as disclosed in each Registration Statement and the Prospectus, since the date of the latest audited financial statements included in each Registration Statement and the Prospectus there has been no materially adverse change, nor any development or event involving a prospective materially adverse change in the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by each Registration Statement and the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

            (xxxi) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in each Registration Statement and the Prospectus, will not be an "investment company" within the meaning of the Investment Company Act of 1940.

            (xxxii) No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries on the other hand, which is required to be described in a Registration Statement or Prospectus which is not so described. Except as disclosed in each Registration Statement and the Prospectus, since July 30, 2002, the Company has not, directly or indirectly, including through any subsidiary, extended or maintained credit, or arranged for the extension of credit, or renewed any extension of credit, in the form of a personal loan to or for any of its directors or executive officers.

            (xxxiii) The Company is in compliance with all effective and applicable provisions of the Sarbanes-Oxley Act of 2002, as well as all rules and regulations promulgated thereunder.

            (xxxiv) The Company has not taken, directly or indirectly, any action designed or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

            (xxxv) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent or employee of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the "FCPA"), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and its subsidiaries have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

            (xxxvi) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "MONEY LAUNDERING LAWS") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

            (xxxvii) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent or employee of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

         (b) Parent represents and warrants to, and agrees with, the several Underwriters that:

            (i) Parent has been duly incorporated and is an existing corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business.

            (ii) Each of this Agreement and the Spin-Off Agreements has been duly authorized, executed and delivered by Parent.

            (iii) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by Parent for the consummation of the transactions contemplated by this Agreement or the Spin-Off Agreements, except such as have been obtained and made under the Act and the Exchange Act, and such as may be required under state or foreign securities laws or the by-laws or rules and regulations of the NASD.

            (iv) Assuming the accuracy of the representations and warranties of the other parties hereto and the other party to the Spin-Off Agreements, the execution, delivery and performance of this Agreement and each of the Spin-Off Agreements and the consummation of the transactions herein and therein contemplated will not (A) result in a breach or violation of any of the terms and provisions of, or constitute a default under, (1) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over Parent or any subsidiary of Parent or any of their properties, (2) any agreement or instrument to which Parent or any such subsidiary is a party or by which Parent or any such subsidiary is bound or to which any of the properties of Parent or any such subsidiary is subject, or (3) the charter or by-laws of Parent or any such subsidiary, or (B) result in the creation of any lien, charge, claim or encumbrance upon any property or asset of Parent or any of its subsidiaries, except, with respect to clauses (A)(1), (A)(2) and (B) above, where such breach, violation or default or such lien, charge, claim or encumbrance would not, individually or in the aggregate, have a materially adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Parent and its subsidiaries taken as a whole.

            (v) To the knowledge of Parent, the Spin-Off Transaction should qualify as a tax-free distribution under section 355 of the Code and the Spin-Off Transaction should not result in the imposition of any additional tax obligations on the Company, any of its subsidiaries, or the holders of the Offered Securities.

            (vi) To the knowledge of Parent, all of the representations and warranties made by the Company in Section 2(a) of this Agreement are true and correct as of the date hereof. For purposes of this paragraph (vi) and paragraph (v) above, "KNOWLEDGE OF PARENT" means the actual knowledge of Matthew T. Moroun, Norman E. Harned, or Fred Calderone. Each of Matthew T. Moroun, Norman E. Harned, and Fred Calderone has read the representations and warranties made by the Company in Section 2(a) of this Agreement, each Registration Statement, and the Prospectus, and is familiar with the contents thereof.

      3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $__________ per share, that number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto.

      The Company will deliver the Firm Securities to the Representative through the facilities of the Depository Trust Company ("DTC") unless the Representative shall otherwise instruct, for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by wire transfer to an account or accounts at a bank designated by the Company and reasonably acceptable to the Representative drawn to the order of Universal Truckload Services, Inc. at the office of Scudder Law Firm, P.C., L.L.O., 411 South 13th Street, Second Floor, Lincoln, Nebraska 68508, at 9:00 A.M., Eastern time, on ________, 2005 or at such other time not later than seven full business days thereafter as the Representative and the Company determine, such time being herein referred to as the "FIRST CLOSING DATE." For purposes of Rule 15c6-1 under the Exchange Act, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Firm Securities sold pursuant to the offering contemplated by this Agreement. The certificates for the Firm Securities so to be delivered will be in definitive or book-entry form, in such denominations and registered in such names as the Representative requests and will be made available for checking and packaging at the office of DTC or its designated custodian, unless the Representative shall otherwise instruct, at least 24 hours prior to the First Closing Date.

      In addition, upon written notice from the Representative given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase, in the aggregate, all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by the Representative to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon written notice by Representative to the Company.

      Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "OPTIONAL CLOSING DATE", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "CLOSING DATE"), shall be determined by the Representative but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representative, through the facilities of DTC unless the Representative shall otherwise instruct, for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by wire transfer to an account at a bank designated by the Company and reasonably acceptable to the Representative drawn to the order of Universal Truckload Services, Inc. at the above office of Scudder Law Firm, P.C., L.L.O. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive or book-entry form, in such denominations and registered in such names as the Representative requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the above office of DTC or its designated custodian, unless the Representative shall otherwise instruct, at a reasonable time in advance of such Optional Closing Date.

      4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

      5. Certain Agreements of the Company and Parent. The Company, with respect to Sections 5(a) through 5(l)(i) below, and Parent, with respect to Sections 5(l)(ii) and 5(m) below, agree with the several Underwriters that:

         (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by the Representative, subparagraph (4)) of Rule 424(b) not later than the earlier of (i) the second business day following the execution and delivery of this Agreement or (ii) the fifteenth business day after the Effective Date of the Initial Registration Statement.

      The Company will advise the Representative promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., Eastern time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by the Representative.

         (b) The Company will advise the Representative promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without the consent of the Representative; and the Company will also advise the Representative promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its commercially reasonable best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

         (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify the Representative of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the consent of the Representative to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

         (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "AVAILABILITY DATE" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "AVAILABILITY DATE" means the 90th day after the end of such fourth fiscal quarter.

         (e) The Company will furnish to the Representative copies of each Registration Statement (one (1) of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as the Representative reasonably requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., Eastern time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

         (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such U.S. jurisdictions as the Representative reasonably designates and will continue such qualifications in effect so long as required for the distribution; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation in any jurisdiction or to file a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

         (g) For a period of 180 days after the date of the Prospectus, the Company will not, without the prior written consent of the Representative, offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, except (i) registration statements on Form S-8,
      (ii) issuances of Securities pursuant to the exercise of stock options outstanding on the date hereof, (iii) grants of stock options, shares of restricted stock and any other awards pursuant to the terms of a plan in effect on the First Closing Date and described in the Prospectus, and (iv) the issuance of Securities pursuant to a plan in effect on the First Closing Date and described in the Prospectus.

         (h) The Company agrees with the several Underwriters that the Company will pay all expenses incident to the performance of the obligations of the Company under this Agreement, for any filing fees and other expenses (including reasonable fees and disbursements of counsel) in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as the Representative reasonably designates and the printing of memoranda relating thereto, for the filing fee incident to the review by the NASD of the Offered Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters. The Underwriters agree, subject to the reimbursement obligations set forth in Section 10, that they will pay their own expenses in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, including, without limitation, travel expenses.

         (i) The Company will apply the net proceeds from the sale of the Offered Securities as set forth under "Use of Proceeds" in the Prospectus.

         (j) The Company will use its commercially reasonable best efforts to cause the Offered Securities to be approved for quotation on the Nasdaq National Market prior to the First Closing Date and to maintain the quotation of the Offered Securities on the Nasdaq National Market for a period of two years after the First Closing Date and thereafter unless the Company's Board of Directors determines that it is no longer in the best interests of the Company for the Offered Securities to continue to be so quoted.

         (k) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

         (l) From the date hereof through the date that is 30 days after the third anniversary of the last Closing Date hereunder: (i) the Company will not agree to amend, or waive or take any other action (including, without limitation, termination of the Tax Separation Agreement) materially and adversely affecting its rights under, Section 4.3 of the Tax Separation Agreement; and (ii) Parent will not request or propose that the Company agree to amend, or waive or take any other action (including, without limitation, termination of the Tax Separation Agreement) materially and adversely affecting its rights under, Section 4.3 of the Tax Separation Agreement.

         (m) Parent will not seek indemnification or reimbursement from the Company under the Tax Separation Agreement with respect to any liability for Taxes (as defined in the Tax Separation Agreement) reflected on any Tax Return (as defined in the Tax Separation Agreement) relating to any period ending on or prior to

      December 31, 2003 (and, after Tax Returns with respect to such period are filed, any period ending on or prior to December 31, 2004), unless such claim for indemnification or reimbursement is the direct result of an examination of any such Tax Return by the IRS or other Taxing Authority (as defined in the Tax Separation Agreement).

      6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and Parent herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

            (a) The Representative shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of KPMG LLP with respect to the financial statements and other financial, operating and statistical information contained in each Registration Statement and the Prospectus, in form and substance reasonably satisfactory to the Representative in all respects.

            (b) The Representative shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Deloitte & Touche LLP with respect to the financial statements and other financial, operating and statistical information contained in each Registration Statement and the Prospectus, in form and substance reasonably satisfactory to the Representative in all respects.

            (c) The Representative shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Schneider Downs Co., Inc. with respect to the financial statements and other financial, operating and statistical information contained in each Registration Statement and the Prospectus, in form and substance reasonably satisfactory to the Representative in all respects.

            (d) The Representative shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of McGladrey & Pullen, LLP with respect to the financial statements and other financial, operating and statistical information contained in each Registration Statement and the Prospectus, in form and substance reasonably satisfactory to the Representative in all respects.

            (e) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., Eastern time, on the date of this Agreement or such later date as shall have been consented to by the Representative. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., Eastern time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by the Representative. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued that has not been lifted and no proceedings for that purpose shall have been instituted that have not been terminated or, to the knowledge of the Company or the Representative, shall be contemplated by the Commission.

            (f) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as one enterprise which, in the sole judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Securities or the Optional Securities, as the case may be, on the terms and in the manner contemplated by the Prospectus;
      (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any change in United States or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the sole judgment of the Representative, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Firm Securities or the Optional Securities, as the case may be, whether in the primary market or in respect of dealings in the secondary market; (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or the Nasdaq National Market, or any setting of minimum prices for trading on such exchange or market, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (v) any banking moratorium declared by United States Federal or New York authorities; (vi) any major disruption of settlements of securities or clearance services in the United States; or (vii) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the sole judgment of the Representative, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Securities or the Optional Securities, as the case may be, on the terms and in the manner contemplated by the Prospectus.

            (g) The Representative shall have received an opinion, dated such Closing Date, of Clark Hill P.L.C., counsel for the Company, substantially in the form of Exhibit A hereto.

            (h) The Representative shall have received an opinion, dated such Closing Date, of Simpson Thacher & Bartlett LLP, counsel for the Company, substantially in the form of Exhibit B-1 hereto, and a letter, dated such Closing Date, substantially in the form of Exhibit B-2 hereto.

            (i) The Representative shall have received from Scudder Law Firm, P.C., L.L.O., counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representative may require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Scudder Law Firm, P.C., L.L.O. may rely as to the incorporation of the Company and all other matters governed by Michigan law upon the opinion of Clark Hill P.L.C. referred to above.

            (j) The Representative shall have received a certificate, dated such Closing Date, of the Chief Executive Officer, President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued that has not been lifted and no proceedings for that purpose have been instituted that have not been terminated or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the respective dates of the most recent financial statements in the Prospectus, there has been no materially adverse change, nor any development or event involving a prospective materially adverse change, in the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole except as set forth in the Prospectus or as described in such certificate.

            (k) The Representative shall have received letters, dated such Closing Date, of KPMG LLP, Deloitte & Touche LLP, Schneider Downs Co., Inc., and McGladrey & Pullen, LLP which meet the requirements of subsections (a), (b), (c) and (d) of this Section, respectively, except that the specified date referred to in such subsections will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

            (l) On or prior to the date of this Agreement, the Representative shall have received lockup letters in substantially the form of Exhibit C hereto from each of the Company's officers, directors and stockholders listed on Schedule II hereto.

            (m) The Offered Securities have been approved for quotation upon notice of issuance on the Nasdaq National Market.

      The Company will furnish the Representative with such conformed copies of such opinions, certificates, letters and documents as the Representative reasonably request. The Representative may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

      7. Indemnification and Contribution.

         (a) The Company will indemnify and hold harmless each Underwriter, its partners, members, directors and officers and each person, if any who controls such Underwriter within the meaning of Section 15 of the Act (each an "UNDERWRITER INDEMNIFIED PARTY" and, collectively, the "UNDERWRITER INDEMNIFIED PARTIES"), against any losses, claims, damages or liabilities, joint or several, to which such Underwriter Indemnified Party may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof), joint or several, arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each Underwriter Indemnified Party for any legal or other expenses reasonably incurred by such Underwriter Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus if the Company had previously furnished copies thereof to such Underwriter in accordance with this Agreement.

         (b) Parent will indemnify and hold harmless each Underwriter Indemnified Party against any losses, claims, damages or liabilities, joint or several, to which such Underwriter Indemnified Party may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof), joint or several, arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission relates to the subject matter of any untrue or incorrect representation or warranty of Parent in Section 2(b) of this Agreement, and will reimburse each Underwriter Indemnified Party for any legal or other expenses reasonably incurred by such Underwriter Indemnified Party in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that Parent will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus, the indemnity agreement contained in this subsection (b) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus if the Company had previously furnished copies thereof to such Underwriter in accordance with this Agreement. In no event, however, shall the liability of Parent for indemnity under this Section 7(b) exceed $50.0 million.

         (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, Parent, its directors and officers and each person, if any, who controls Parent within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Company or Parent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof), joint or several, arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representative specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and Parent in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: (i) the final paragraph on the cover page,
      (ii) in the table under the caption "Underwriting" listing the Underwriters and the number of shares each has agreed to purchase, (iii) in the first paragraph under the caption "Underwriting - Underwriting Discounts and Offering Expenses" relating to the concession to dealers and the re-allowance to certain other dealers, (iv) in the first paragraph under the caption "Underwriting - Determination of Offering Price" relating to the qualified independent underwriter, and (v) in the paragraphs under the caption "Underwriting - Stabilization, Short Positions and Penalty Bids" relating to over-allotment, stabilization transactions, syndicate covering transactions and penalty bids.

         (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection
      (a), (b) or (c) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a), (b) or
      (c) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation so long as the indemnifying party continues to diligently defend such action with counsel satisfactory to the indemnified party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and
      (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party. No indemnifying party shall be liable for any settlement of any proceeding without its prior written consent, which consent shall not be unreasonably withheld.

         (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection
      (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and Parent on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and Parent on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and Parent on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, Parent or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection
      (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (f) The obligations of the Company and Parent under this Section shall be in addition to any liability which the Company and Parent may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

      8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, the Representative may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to the Representative and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company except as provided in Section 10 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "UNDERWRITER" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

      9. Qualified Independent Underwriter. The Company hereby confirms that at its request Stephens Inc. has, without compensation, acted as "QUALIFIED INDEPENDENT UNDERWRITER" within the meaning of Rule 2720 of the Conduct Rules of the NASD in connection with the offering of the Offered Securities.

      10. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company, Parent or their respective officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company, Parent or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company, Parent and the Underwriters pursuant to Section 7 shall remain in effect, and, if any Offered Securities have been purchased hereunder, the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv), (v), (vi) or (vii) of Section 6(f), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

      11. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representative, c/o Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201, Attention: Sandra Farmer, with a copy, which shall not constitute notice, to Scudder Law Firm, P.C., L.L.O., 411 South 13th Street, Second Floor, Lincoln, Nebraska 68508, Attention: Mark A. Scudder, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 11355 Stephens Road, Warren, Michigan 48089, Attention: Robert E. Sigler, Chief Financial Officer, with a copy, which shall not constitute notice, to Simpson Thacher & Bartlett LLP, 3330 Hillview Avenue, Palo Alto, California 94304, Attention: William B. Brentani, or if sent to Parent, will be mailed, delivered or telegraphed and confirmed to it at 12225 Stephens Road, Warren, Michigan 48089, Attention: Fred
P. Calderone, Vice President, with a copy, which shall not constitute notice, to Simpson Thacher

& Bartlett LLP, 3330 Hillview Avenue, Palo Alto, California 94304, Attention:
William B. Brentani; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

      12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in
Section 7, and no other person will have any right or obligation hereunder.

      13. Representation. The Representative will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representative will be binding upon all the Underwriters.

      14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

      15. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

      The Company and Parent hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

      If the foregoing is in accordance with the Representative's understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Company, Parent and the several Underwriters in accordance with its terms.

                                Very truly yours,

                                    UNIVERSAL TRUCKLOAD SERVICES, INC.

                                        By
                                          ----------------------------------
                                                              [INSERT TITLE]

                                    CENTRA, INC.

                                        By
                                          ----------------------------------
                                                              [INSERT TITLE]

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

     STEPHENS INC.

         Acting on behalf of themselves and as the Representative of the several Underwriters.

     By STEPHENS INC.

     By
       -------------------------
          [INSERT TITLE]

                                   SCHEDULE I

                                                                               NUMBER OF
                                                                            FIRM SECURITIES
                  UNDERWRITER                                               TO BE PURCHASED
                  -----------                                               ---------------
Stephens Inc...........................................................
BB&T Capital Markets, a division of Scott & Stringfellow, Inc..........
Legg Mason Wood Walker Incorporated....................................
                                                                              -----------
            Total......................................................
                                                                              ===========

                                   SCHEDULE II

      The Company has obtained executed lockup agreements from each of the following:

      Donald B. Cochran
      Robert E. Sigler
      Leo Blumenauer
      Matthew T. Moroun
      Manuel J. Moroun
      Joseph J. Casaroll
      Angelo A. Fonzi
      Daniel C. Sullivan
      Richard P. Urban
      Ted B. Wahby

                                      II-1